VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

OPTION 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	T. Rowe Price Invest With Confidence Ram Logo
OPTION 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
OPTION 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)

T. Rowe Price Tax-Efficient Growth Fund

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Tax-Efficient Growth Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on August 21, 2009 at 8:00 a.m., ET at the offices of the fund, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Bernard and Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Tax-Efficient Growth Fund`s Notice of Special Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date __________________________

_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,

and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

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TRP-TMC-2009-MM

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS

FOR	AGAINST	ABSTAIN
1.	To approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of
T. Rowe Price Tax-Efficient Growth Fund (the "Fund") to T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (the "Tax-Efficient Multi-Cap Growth Fund"), in exchange for shares of the Tax-Efficient Multi-Cap Growth Fund, and the distribution of the Tax-Efficient Multi-Cap Growth Fund shares to the shareholders of the Fund in liquidation of the Fund.
/ /	/ /	/ /1.

PLEASE SIGN ON THE REVERSE SIDE

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TRP-TMC-2009-MM

Proxy Information

This proxy material concerns the T. Rowe Price
Tax-Efficient Growth Fund

July 2, 2009

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Tax-Efficient Growth Fund ("Tax-Efficient Growth Fund") on Friday, August 21, 2009. The purpose of the meeting is to vote on a proposed transaction involving your fund that was recommended by your fund`s Board of Directors. Under the transaction, you would become a shareholder of the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund ("Tax-Efficient Multi-Cap Growth Fund"). The value of your account in the Tax-Efficient Multi-Cap Growth Fund will be the same as it was in the Tax-Efficient Growth Fund on the valuation date of the transaction, which is expected to be August 28, 2009. Following this transaction, the Tax-Efficient Multi-Cap Growth Fund will be renamed the "T. Rowe Price Tax-Efficient Equity Fund." The reasons we are recommending this transaction are briefly summarized below. The accompanying proxy statement contains detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and register your vote.

The directors and management of the Tax-Efficient Growth Fund considered the following in making their recommendation:

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Both funds invest primarily in common stocks and attempt to minimize taxable distributions to shareholders. The funds` investment programs have many similarities and there is significant overlap in the positions held in both portfolios. Both funds are managed using a growth style of investing and stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative research. However, the funds differ in that the Tax-Efficient Growth Fund invests primarily in large-cap companies while the Tax-Efficient Multi-Cap Growth Fund invests primarily in mid- and small-cap companies with the flexibility to purchase large-cap companies.
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The assets of the Tax-Efficient Growth Fund have declined over in the last 5 years, causing its expense ratio to increase to a relatively high level. Combining the Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds will result in a larger fund and provide Tax-Efficient Growth Fund shareholders the opportunity to become shareholders of a fund with a lower expense ratio as a result of a larger asset base for the fund and the operation of an expense cap available to the Tax-Efficient Multi-Cap Growth Fund. In addition, because both funds employ tax-efficient strategies, this transaction will allow shareholders to maintain their tax-efficient investing approach.
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Having one fund with a larger asset base will result in a more flexible investment program and certain operational efficiencies, which in turn should result in lower overall expenses for shareholders. Although the current management fee charged by the Tax-Efficient Multi-Cap Growth Fund (0.66%) is slightly higher than the current management fee charged by the Tax-Efficient Growth Fund (0.61%), the overall expense ratio for the Tax-Efficient Multi-Cap Growth Fund is subject to a contractual expense limitation of 1.25% (through June 30, 2010) while the expense ratio for the Tax-Efficient Growth Fund is not. As of April 30, 2009, the Tax-Efficient Growth Fund`s expense ratio was 1.64% and the Tax-Efficient Multi-Cap Growth Fund`s expense ratio was capped at 1.25%.
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The average annual total returns of the funds through March 31, 2009, are set forth below. Additional performance information for the funds is available in the proxy statement.
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Average Annual Total Returns
Periods ended March 31, 2009	1 year	3 years	5 years	Since inception (7/30/99)
Tax-Efficient Growth Fund
Returns before taxes	-36.87%	-14.76%	-7.45%	-4.49%
Returns after taxes on distributions	-36.89	-14.80	-7.49	-4.52
Returns after taxes on distributions and sale of fund shares	-23.92	-12.20	-6.15	-3.68
	1 year	3 years	5 years	Since inception(12/29/00)
Tax-Efficient Multi-Cap Growth Fund
Returns before taxes	-37.35	-13.77	-4.79	-3.12
Returns after taxes on distributions	-37.35	-13.77	-4.79	-3.12
Returns after taxes on distributions and sale of fund shares	-24.28	-11.42	-4.01	-2.60

The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. The cost basis and holding periods of your Tax-Efficient Growth Fund shares will carry over to the Tax-Efficient Multi-Cap Growth Fund shares that you receive in connection with the transaction. It should be noted, however, that the Tax-Efficient Growth Fund will sell any assets that are not acceptable to the Tax-Efficient Multi-Cap Growth Fund prior to the transaction. Although there is no assurance, we do not currently expect that this will result in the distribution of taxable gains to shareholders of the Tax-Efficient Growth Fund.

The services you have selected for your Tax-Efficient Growth Fund account will generally carry over to your account in the Tax-Efficient Multi-Cap Growth Fund, including the election of whether or not to reinvest any dividends and capital gains.

For the reasons above, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting in favor of this transaction. A more detailed comparative summary of the funds is set forth in the accompanying proxy statement. If the proposal is approved on August 21, the transaction will take place shortly thereafter, and you will own shares of equal value in the Tax-Efficient Multi-Cap Growth Fund on the day of the transaction.

We realize it may be difficult for you to attend the meeting to vote your shares; however, we need your vote. You may vote by mail, telephone, or through the Internet, as explained on the enclosed card. By voting promptly, you help avoid the expense of additional mailings.

Your vote is extremely important. If you have any questions, please call us at 1-800-541-5910.

Sincerely,

/s/Edward C. Bernard
Edward C. Bernard
Chairman of the Board

T. Rowe Price Tax-Efficient Growth Fund

(a series of T. Rowe Price Tax-Efficient Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert
Secretary

July 2, 2009

A special meeting of shareholders of the T. Rowe Price Tax-Efficient Growth Fund ("Tax-Efficient Growth Fund"), will be held on Friday, August 21, 2009, at 8 a.m., eastern time, in the office of the fund at 100 East Pratt, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization (Plan) for the Tax-Efficient Growth Fund. The Plan provides for the transfer of substantially all of the assets of the Tax-Efficient Growth Fund to the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund ("Tax-Efficient Multi-Cap Growth Fund"), in exchange for shares of the Tax-Efficient Multi-Cap Growth Fund, and the distribution of the Tax-Efficient Multi-Cap Growth Fund shares to the shareholders of the Tax-Efficient Growth Fund in liquidation of the Tax-Efficient Growth Fund; and

Transacting such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on June 22, 2009, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors of the fund recommends that you vote in favor of this proposal.

/s/PATRICIA B. LIPPERT

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods: 1. Vote by Internet.* Read the proxy statement. Go to the proxy voting link found on your proxy card. Enter the control number found on your proxy card. Follow the instructions using your proxy card as a guide.2. Vote by telephone.* Read the proxy statement. Call the toll-free number found on your proxy card. Enter the control number found on your proxy card. Follow the recorded instructions using your proxy card as a guide.3. Vote by mail. Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.*If you vote by telephone or access the Internet voting site, your vote must be received no later than 12 midnight, eastern time, on August 20, 2009.Your prompt response will help assure a quorum at the meeting and avoid the additional expense of further solicitation.

Acquisition of the Assets of the

T. ROWE PRICE Tax-Efficient Growth Fund

(a series of T. Rowe Price Tax-Efficient Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE Tax-Efficient Multi-CAP Growth Fund

(a series T. Rowe Price Tax-Efficient Funds, Inc.)

100 East Pratt Street

Baltimore, Maryland 21202

Special Meeting of Shareholders — August 21, 2009

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about July 2, 2009.

This Combined Proxy Statement and Prospectus (Statement) is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of T. Rowe Price Tax-Efficient Funds, Inc. (the "Tax-Efficient Funds") on behalf of its separate series, the T. Rowe Price Tax-Efficient Growth Fund (the "Tax-Efficient Growth Fund"), for use at a special meeting of shareholders of the Tax-Efficient Growth Fund to be held on Friday, August 21, 2009. At the meeting, shareholders of the Tax-Efficient Growth Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization dated June 23, 2009 (Plan). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at
1800541-5910.

If the transaction is approved by shareholders, you will become a shareholder in the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (which will shortly thereafter be renamed the "T. Rowe Price Tax-Efficient Equity Fund") and the value of the share balance in your account will be the same as it was in the Tax-Efficient Growth Fund on the business day preceding the day of the reorganization.

The proposed Plan provides for the transfer of substantially all of the assets of the Tax-Efficient Growth Fund to the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (the "Tax-Efficient Multi-Cap Growth Fund"), another series of the Tax-Efficient Funds, in exchange for shares of the Tax-Efficient Multi-Cap Growth Fund. Following the transfer, the Tax-Efficient Multi-Cap Growth Fund shares received in the exchange will be distributed to Tax-Efficient Growth Fund shareholders in complete liquidation of the Tax-Efficient Growth Fund. Shareholders of the Tax-Efficient Growth Fund will receive Tax-Efficient Multi-Cap Growth Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Tax-Efficient Growth Fund shares on the business day immediately preceding the closing date of the reorganization.

The investment objective, policies, and restrictions of the Tax-Efficient Multi-Cap Growth Fund and Tax-Efficient Growth Fund are very similar, but differ with respect to the size of the companies in which each fund invests. See "Comparison of Investment Objectives and Policies."

This Statement sets forth concisely the information you should know about the Tax-Efficient Multi-Cap Growth Fund and the Plan before voting on the Plan and the contemplated transaction. Please read this Statement and keep it for future reference. Further information about the Tax-Efficient Multi-Cap Growth Fund is contained in its prospectus dated July 1, 2009, its Statement of Additional Information dated July 1, 2009, and shareholder report dated February 28, 2009. The prospectus accompanies this Statement and is incorporated by reference herein (legally considered to be a part of this Statement). Copies of the prospectus, Statement of Additional Information, and report are also available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our Web site at troweprice.com.

Additional information relating to this Statement, and the Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds, is contained in a Statement of Additional Information dated July 1, 2009. The Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus. The Statement of Additional Information is available, without charge, upon request by calling the phone number or writing to the address listed above. The Statement of Additional Information is incorporated by reference into this Statement.

A current prospectus, Statement of Additional Information, and shareholder reports for the Tax-Efficient Growth Fund are available without charge by phone, mail, or on our Web site as indicated above.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available through its Web site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary10

Reasons for the Reorganization18

Information About the Reorganization20

Financial Statements26

Comparison of Investment Objectives, Policies, and Restrictions29

Additional Information About the Funds31

Further Information About Voting and the Special Meeting42

Legal Matters45

Exhibit A — Agreement and Plan of Reorganization46

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Tax-Efficient Growth Fund or Tax-Efficient Multi-Cap Growth Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on April 22, 2009, the Board of the Tax-Efficient Growth Fund, including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Tax-Efficient Growth Fund to the Tax-Efficient Multi-Cap Growth Fund in exchange for shares of the Tax-Efficient Multi-Cap Growth Fund. Following the transfer, the Tax-Efficient Multi-Cap Growth Fund shares received in the exchange will be distributed to shareholders of the Tax-Efficient Growth Fund in complete liquidation of the Tax-Efficient Growth Fund. As a result of the proposed transaction, (1) you will cease being a shareholder of the Tax-Efficient Growth Fund; (2) instead you will become an owner of shares of the Tax-Efficient Multi-Cap Growth Fund (which will shortly thereafter be renamed the "T. Rowe Price Tax-Efficient Equity Fund"); and (3) the value of your account in the Tax-Efficient Multi-Cap Growth Fund will equal the value of your account in the Tax-Efficient Growth Fund as of the close of the business day immediately preceding the closing date of the reorganization.

What vote is required to approve the Plan?

Approval of the Plan for the Tax-Efficient Growth Fund requires an affirmative vote of the lesser of (a) 67% or more of the fund`s shares present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund`s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.

Will there be any tax consequences to the Tax-Efficient Growth Fund or its shareholders?

The reorganization is designed to have no adverse tax consequences to the Tax-Efficient Growth Fund or its shareholders.

The reorganization is conditioned upon the receipt of an opinion of tax counsel to the fund that, for federal income tax purposes:

no gain or loss will be recognized by the Tax-Efficient Growth Fund or its shareholders as a result of the reorganization,

the holding period and adjusted basis of the Tax-Efficient Multi-Cap Growth Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder`s shares of the Tax-Efficient Growth Fund, and the Tax-Efficient Multi-Cap Growth Fund will assume the holding period and adjusted basis of each asset of the Tax-Efficient Growth Fund that is transferred to the Tax-Efficient Multi-Cap Growth Fund that the asset had immediately prior to the reorganization. See "Information About the Reorganization — Tax Considerations."

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It should be noted, however, that the Tax-Efficient Growth Fund will sell any assets prior to the reorganization that are not considered acceptable to the Tax-Efficient Multi-Cap Growth Fund. The number of holdings in the Tax-Efficient Growth Fund that will be sold is expected to be minimal. Although there is no assurance, we do not currently expect that this will result in the distribution of taxable gains to shareholders of the Tax-Efficient Growth Fund. Immediately prior to the reorganization, the Tax-Efficient Growth Fund will distribute any taxable dividends to shareholders.
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What are the investment objectives and policies of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund?
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The Tax-Efficient Growth Fund seeks to provide long-term capital growth on an after-tax basis. The Tax-Efficient Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. Both funds focus on tax-efficient investing and are managed in a growth style based on a combination of fundamental and quantitative research strategies. In an effort to minimize taxable distributions, both funds strive to avoid realizing capital gains by limiting sales of existing holdings. Although the funds` investment programs have some similarities, they differ in that the Tax-Efficient Growth Fund invests in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The Tax-Efficient Multi-Cap Growth Fund invests primarily in stocks of mid- and small-cap companies, but has the flexibility to purchase some larger companies. The Tax-Efficient Multi-Cap Growth Fund will likely increase its investments in large-cap companies following the reorganization. Additionally, the Tax-Efficient Multi-Cap Growth Fund expects to invest a significant portion of its assets in technology companies. The investment policies and restrictions of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund are similar in many respects, although there are differences that fund shareholders should consider. See "Comparison of Investment Objectives and Policies."

What are the funds` management arrangements?

Both the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund are advised and managed by T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of March 31, 2009, T. Rowe Price and its affiliates managed over $268.8 billion for more than 11 million individual and institutional shareholders in our mutual funds and other accounts.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price  — specifically by the funds` portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program.

The chairman of the committee for both the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Fund is Donald J. Peters. Mr. Peters has been chairman of both funds` committees since the funds` inceptions. He joined T. Rowe Price in 1993 and his investment experience dates from 1986. Mr. Peters will continue as chairman of the Investment Advisory Committee when the Tax-Efficient Multi-Cap

Growth Fund is renamed the T. Rowe Price Tax-Efficient Equity Fund and will maintain day-to-day responsibility for managing the fund. The Statement of Additional Information for the T. Rowe Price family of funds, dated July 1, 2009, provides additional information about the current portfolio manager`s compensation, other accounts managed by the portfolio manager, and ownership of securities in the funds.

Fees and Expenses

Set forth in the following chart are the fees and expenses of the funds as of April 30, 2009, and pro forma fees and expenses, assuming the transaction takes place as scheduled.

Table 1  Fees and Expenses of the Funds
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fee	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver	Net expenses

Tax-Efficient Growth	—a	0.61%	1.03%	1.64%	—	1.64%
Tax-Efficient Multi-Cap Growth	1.00%b	0.66	1.09	1.75	0.50%c	1.25c
Pro Forma Combined	1.00	0.66	0.68	1.34	0.09c	1.25c

aThe fund charged a 1.00% redemption fee, payable to the fund, on shares purchased and held for less than 365 days. The redemption fee was suspended effective May 15, 2009.

bThe fund charges a 1.00% redemption fee, payable to the fund, on shares purchased and held for less than 365 days.

cEffective July 1, 2008, T. Rowe Price contractually obligated itself (through June 30, 2010) to waive any fees and bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 1.25%; however, no reimbursement will be made after June 30, 2012, or three years after any waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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Fund	1 year	3 years	5 years	10 years
Tax-Efficient Growth	$167	$517	$892	$1,944
Tax-Efficient Multi-Cap Growth	127	502	902	2,021
Pro Forma Combined	127	416	725	1,605
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The investment management fee paid by both the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund to T. Rowe Price includes a group fee and an individual fund fee.

The group fee is determined by applying the group fee rate to each fund`s average daily net assets. On April 30, 2009, the annual group fee rate was 0.31%. The individual fund fee, also applied to each fund`s average daily net assets, is 0.30% for the Tax-Efficient Growth Fund and 0.35% for the Tax-Efficient Multi-Cap Growth Fund.

A discussion about the factors and conclusions considered by the Board in approving the Tax-Efficient Multi-Cap Fund`s investment management contract with T. Rowe Price appears in the fund`s semiannual report to shareholders for the period ended August 31.

Comparison of Investment Objectives and Policies
	Tax-Efficient Growth	Tax-Efficient Multi-Cap Growth
Objective	Long-term capital growth on an after-tax basis	After-tax capital growth
Principal Investment Strategy	Invests in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration.While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives. Fund investments in foreign securities are limited to 25% of total assets.
Invests primarily in stocks of mid- and small-cap companies but has the flexibility to purchase some larger companies.Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration.The fund expects to invest a significant portion of its assets in technology companies. Most holdings are expected to have relatively low dividend yields.While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives. Fund investments in foreign securities are limited to 25% of total assets.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

The procedures for purchasing, redeeming, exchanging, and pricing shares of the two funds are identical. Both funds require a minimum initial investment of $2,500 and a minimum subsequent investment generally of $100. Redemption and exchange rights of the funds are identical. However, the Tax-Efficient Multi-Cap Growth Fund charges a 1.00% redemption fee on shares held less than 365 days, whereas the Tax-Efficient Growth Fund suspended its redemption fee effective May 15, 2009. Shares of the funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. Therefore, the funds have the right (without prior notice) to pay all or part of the proceeds of a large redemption (amounts over $250,000 or 1% of the fund, whichever is less) with securities from their portfolio rather than in cash.The funds` procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

What are the funds` policies on dividends and distributions?

The funds` policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared annually. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option on the New Account Form.

What are the tax consequences of the reorganization?

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The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. The exchange of shares will not be a taxable event. Of course, fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the funds are also taxable. The Tax-Efficient Growth Fund will sell any assets that are not acceptable to the Tax-Efficient Multi-Cap Growth Fund prior to the reorganization, which could result in the distribution of taxable gains to shareholders of the Tax-Efficient Growth Fund. Although there is no assurance, we do not currently expect that the sale of holdings will result in the distribution of capital gains. Immediately prior to the reorganization, the Tax-Efficient Growth Fund will distribute any taxable income as a taxable dividend to shareholders. The funds follow the same policies on reporting tax information to their shareholders and the IRS.
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Risk Factors

What are the main risks of investing in these two funds and how do they differ?

The Tax-Efficient Multi-Cap Growth Fund represents the higher risk of the two funds because an investment in the fund involves the risks of small-cap, mid-cap, and technology company investing, in addition to the general risks of the stock market. While the Tax-Efficient Growth Fund is also exposed to the risks of stock investing, the fund is principally invested in less volatile, larger companies.

The stocks of small- and mid-cap companies entail greater risk and can be more volatile than the shares of large companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have narrower product lines, more limited financial resources and trading markets, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could help to cushion returns in a falling market.

The Tax-Efficient Multi-Cap Growth Fund expects to invest a significant portion of its assets in technology companies. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. The use of futures and options, if any, may subject the fund to additional volatility and potential losses.

There is no guarantee the funds` attempts to manage their portfolios in a tax-efficient manner will be successful.

As with any mutual fund, there can be no guarantee a fund will achieve its objective.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Board of Directors (Board) of the Tax-Efficient Growth Fund and Tax-Efficient Multi-Cap Growth Fund, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund and that the interests of shareholders of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Board reviewed the following matters and concluded that the transaction is in the best interests of the funds for the reasons indicated.

The assets of the Tax-Efficient Growth Fund have declined sharply in the last 5 years, causing its expense ration to increase to a relatively high level. Combining the Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds will result in a fund with a larger asset base and provide Tax-Efficient Growth Fund shareholders the opportunity to become shareholders of a fund with a lower expense ratio, as discussed below. In addition, because both funds employ tax-efficient strategies, this transaction will allow shareholders to maintain their tax-efficient investing approach. Having one fund with a larger asset base will result in certain operational efficiencies, which in turn should result in lower overall expenses for shareholders.

Although the current management fee paid by the Tax-Efficient Multi-Cap Growth Fund (0.66%) is slightly higher than the current management fee paid by the Tax-Efficient Growth Fund (0.61%), the overall expense ratio for the Tax-Efficient Multi-Cap Growth Fund is subject to a contractual expense limitation of 1.25% while the expense ratio for the Tax-Efficient Growth Fund is not. As of April 30, 2009, the Tax-Efficient Growth Fund`s expense ratio was 1.64% and the Tax-Efficient Multi-Cap Growth Fund`s expense ratio was 1.25% (1.75% without the expense ratio limitation).

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The Tax-Efficient Growth Fund seeks to provide long-term capital growth on an after-tax basis and the Tax-Efficient Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The funds` investment programs have many similarities and there is significant overlap in the positions held in both portfolios. Both funds are managed using a growth style of investing and stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative research. However, the funds differ in that the Tax-Efficient Growth Fund invests primarily in large-cap companies while the Tax-Efficient Multi-Cap Growth Fund invests primarily in mid- and small-cap companies with the flexibility to purchase large-cap companies. Both currently and following the reorganization, the Tax-Efficient Multi-Cap Growth Fund also may invest a significant portion of its assets in technology companies. The larger asset base resulting from the reorganization will allow the Tax-Efficient Multi-Cap Growth Fund to follow a more blended multi-cap strategy and its investments in large-cap companies are expected to increase.
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While there is no guarantee it would continue, the long-term performance of the Tax-Efficient Multi-Cap Growth Fund has been generally better than that of the Tax-Efficient Growth Fund, as evidenced by the calendar year returns shown under "Additional Information About the Funds." The average annual total returns of the funds, as of March 31, 2009, are set forth below.
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Average Annual Total Returns
Periods ended March 31, 2009	1 year	3 years	5 years	Since inception (7/30/99)
Tax-Efficient Growth Fund
Returns before taxes	-36.87%	-14.76%	-7.45%	-4.49%
Returns after taxes on distributions	-36.89	-14.80	-7.49	-4.52
Returns after taxes on distributions and sale of fund shares	-23.92	-12.20	-6.15	-3.68
	1 year	3 years	5 years	Since inception(12/29/00)
Tax-Efficient Multi-Cap Growth Fund
Returns before taxes	-37.35	-13.77	-4.79	-3.12
Returns after taxes on distributions	-37.35	-13.77	-4.79	-3.12
Returns after taxes on distributions and sale of fund shares	-24.28	-11.42	-4.01	-2.60

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The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in Tax-Efficient Growth Fund, the cost basis and holding periods of your shares will carry over to the Tax-Efficient Multi-Cap Growth Fund shares that you receive as a result of the reorganization.

For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

In approving the proposed reorganization, the Board of the Tax-Efficient Growth Fund also considered that Tax-Efficient Growth Fund shareholders have the ability to redeem their shares at any time up to the date of the reorganization without the imposition of any sales charge or redemption fee.

The assets of the Tax-Efficient Growth Fund will be transferred to the Tax-Efficient Multi-Cap Growth Fund at their fair market value on the valuation date of the transaction. Shares of the Tax-Efficient Multi-Cap Growth Fund equal in value to the assets will be received by the Tax-Efficient Growth Fund in exchange. After the transaction occurs, the Tax-Efficient Multi-Cap Growth Fund will be renamed the "T. Rowe Price Tax-Efficient Equity Fund." Expenses of the transaction (other than fees of fund counsel and independent auditors, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price.

If the Plan is not approved by the Tax-Efficient Growth Fund shareholders, the Board may consider other appropriate actions, such as the liquidation of the Tax-Efficient Growth Fund or a merger or other business combination with an investment company other than the Tax-Efficient Multi-Cap Growth Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of the Tax-Efficient Growth Fund approve the Plan, the reorganization of the Tax-Efficient Growth Fund will be consummated on or about August 31, 2009, or such other date as is agreed to by the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund (Closing Date). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before November 30, 2009. See "Conditions to Closing."

On the Closing Date, the Tax-Efficient Growth Fund will transfer substantially all of its assets to the Tax-Efficient Multi-Cap Growth Fund in exchange for shares of the Tax-Efficient Multi-Cap Growth Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (Valuation Date). The Tax-Efficient Multi-Cap Growth Fund will not assume or otherwise be responsible for any liabilities of the Tax-Efficient Growth Fund. The number of the Tax-Efficient Multi-Cap Growth Fund`s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Tax-Efficient Growth Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Tax-Efficient Multi-Cap Growth Fund, subject to review and approval by the Tax-Efficient Growth Fund) by the net asset value per share of the Tax-Efficient Multi-Cap Growth Fund, all as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund, if the Valuation Date had been April 30, 2009, shareholders of the Tax-Efficient Growth Fund would have received 0.798 shares of the Tax-Efficient Multi-Cap Growth Fund for each of their fund shares held.

As soon as practicable after the Closing Date, the Tax-Efficient Growth Fund will distribute, in liquidation of the Tax-Efficient Growth Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Tax-Efficient Multi-Cap Growth Fund received in the exchange. The Tax-Efficient Growth Fund will accomplish this distribution by transferring the Tax-Efficient Multi-Cap Growth Fund shares then credited to the account of the Tax-Efficient Growth Fund on the books of the Tax-Efficient Multi-Cap Growth Fund to open accounts on the share records of the Tax-Efficient Multi-Cap Growth Fund in the names of the Tax-Efficient Growth Fund`s shareholders, and representing their respective pro-rata number of the Tax-Efficient Multi-Cap Growth Fund`s shares due such shareholders. All issued and outstanding shares of the Tax-Efficient Growth Fund will then be simultaneously canceled.

The Tax-Efficient Growth Fund was closed to new accounts at 4 p.m. ET on June 15, 2009, and was closed for purchases to existing accounts at 4 p.m. ET on June 30, 2009, although the fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. The services you have selected for your Tax-Efficient Growth Fund account will carry over to your account in the Tax-Efficient Multi-Cap Growth Fund, including the reinvestment or distribution of dividend and capital gain distributions, if any. If you invest systematically in the Tax-Efficient Growth Fund through the Automatic Asset Builder program, this program will automatically be carried over to the Tax-Efficient Multi-Cap Growth Fund (with the same date, amount, and frequency) unless you already have an account in the Tax-Efficient Multi-Cap Growth Fund as of the Valuation Date.

The stock transfer books of the Tax-Efficient Growth Fund will be permanently closed as of the close of business on the Valuation Date. The Tax-Efficient Growth Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Tax-Efficient Multi-Cap Growth Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Tax-Efficient Growth Fund to transfer its assets to the Tax-Efficient Multi-Cap Growth Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Tax-Efficient Multi-Cap Growth Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Tax-Efficient Multi-Cap Growth Fund, receipt of an opinion of counsel to the Tax-Efficient Multi-Cap Growth Fund, and approval of the Plan by the shareholders of the Tax-Efficient Growth Fund as previously described. The obligation of the Tax-Efficient Multi-Cap Growth Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Tax-Efficient Growth Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Tax-Efficient Growth Fund, and receipt of an opinion of counsel to the Tax-Efficient Growth Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Board of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Tax-Efficient Growth Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Tax-Efficient Growth Fund that would detrimentally affect the value of the Tax-Efficient Multi-Cap Growth Fund`s shares to be distributed.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel and independent auditors, taxes, brokerage, or extraordinary items). The estimated costs relating to the reorganization that the funds will bear are estimated to be approximately $14,000 for fund counsel, and approximately $5,000 for the independent auditors. The sale of any assets that are not acceptable to the Tax-Efficient Multi-Cap Growth Fund will result in brokerage expenses.

Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Code), with no gain or loss recognized as a consequence of the reorganization by the Tax-Efficient Multi-Cap Growth Fund and Tax-Efficient Growth Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

No gain or loss will be recognized by the Tax-Efficient Multi-Cap Growth Fund or the Tax-Efficient Growth Fund or their shareholders as a result of the reorganization.

The Tax-Efficient Multi-Cap Growth Fund will assume the basis and holding periods of the Tax-Efficient Growth Fund`s assets.

Tax-Efficient Growth Fund shareholders will carry over the cost basis and holding periods of their Tax-Efficient Growth Fund shares to their new Tax-Efficient Multi-Cap Growth Fund shares.

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Tax-Efficient Growth Fund are transferred and that the Tax-Efficient Multi-Cap Growth Fund will maintain the historical business (as defined by the IRS) of the Tax-Efficient Growth Fund. The proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Tax-Efficient Growth Fund are:

Certain securities held by the Tax-Efficient Growth Fund will likely be sold prior to the transaction and not acquired by the Tax-Efficient Multi-Cap Growth Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Tax-Efficient Growth Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Tax-Efficient Growth Fund will be influenced by a variety of factors and cannot be determined with certainty at this time, but it is expected that no capital gains distributions will result.

Since the cost basis of the Tax-Efficient Growth Fund`s assets which are transferred will remain the same, gains or losses on their subsequent sale by the Tax-Efficient Multi-Cap Growth Fund will be shared with the shareholders of the Tax-Efficient Multi-Cap Growth Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

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The Tax-Efficient Growth Fund declares and pays any taxable dividends annually, generally in December. Any taxable interest available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction.
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It is anticipated that at the date of the reorganization, both the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund may have tax basis net capital losses available to offset future tax basis net capital gains. Because the relative realized and unrealized gains and losses of the two funds are comparable, the amount of any such tax basis net capital losses transferred by the Tax-Efficient Growth Fund to the Tax-Efficient Multi-Cap Growth Fund is not expected to have any material impact to shareholders of either fund. If the Tax-Efficient Growth Fund has current year losses and capital loss carry forwards, these losses will carry over to the Tax-Efficient Multi-Cap Growth Fund with the result that to the extent they can be used, a portion of the benefit will be received by Tax-Efficient Multi-Cap Growth Fund shareholders. Applicable provisions of the Code may limit the ability of the Tax-Efficient Multi-Cap Growth Fund to utilize such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred. The capital losses that carry over to the Tax-Efficient Multi-Cap Growth Fund will expire one tax year earlier than they would have, absent the reorganization.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (IRS) or on any court. The funds will not obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Tax-Efficient Growth Fund, followed by the taxable liquidation of the Tax-Efficient Growth Fund.

Description of Tax-Efficient Multi-Cap Growth Fund Shares

Full and fractional shares of the Tax-Efficient Multi-Cap Growth Fund will be issued to shareholders of the Tax-Efficient Growth Fund in accordance with the procedures under the Plan as previously described. Each Tax-Efficient Multi-Cap Growth Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on the Tax-Efficient Multi-Cap Growth Fund`s books. Ownership of the Tax-Efficient Multi-Cap Growth Fund`s shares by former shareholders of the Tax-Efficient Growth Fund will be recorded electronically and the Tax-Efficient Multi-Cap Growth Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. Any references to the Tax-Efficient Multi-Cap Growth Fund shall hereinafter refer to the Tax-Efficient Multi-Cap Growth and the T. Rowe Price Tax-Efficient Equity Fund. After the reorganization, former shareholders of the Tax-Efficient Growth Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan, or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Tax-Efficient Multi-Cap Growth Fund. However, automatic investment plans will not be applied to the Tax-Efficient Multi-Cap Growth Fund if the Tax-Efficient Growth Fund shareholder already has an identically registered account in the Tax-Efficient Multi-Cap Growth Fund on the Valuation Date.

The voting rights of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund are the same. As shareholders of the Tax-Efficient Multi-Cap Growth Fund former shareholders of the Tax-Efficient Growth Fund will have the same voting rights with respect to the Tax-Efficient Multi-Cap Growth Fund as they currently have with respect to the Tax-Efficient Growth Fund. The Tax-Efficient Multi-Cap Growth Fund does not, and the T. Rowe Price Tax-Efficient Equity Fund will not, routinely hold meetings of shareholders.

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Accounting Survivor and Performance Reporting
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The Tax-Efficient Multi-Cap Growth Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Tax-Efficient Multi-Cap Growth Fund`s historical financial statements will be utilized for all financial reporting after the reorganization and the performance of the Tax-Efficient Growth Fund will no longer be used.
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Capitalization

The following table shows the unaudited capitalization of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund as of April 30, 2009, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Tax-Efficient Growth Fund and the Tax-Efficient Multi-Cap Growth Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Assets (000`s)	Net Asset Value Per Share	Shares Outstanding (000`s)

Tax-Efficient Growth	$33,222	$6.87	4,838
Tax-Efficient Multi-Cap Growth	27,534	8.61	3,199
Adjustment	—	—	-978
Pro Forma Combined	60,756	8.61	7,059

Other Matters

To the extent permitted by law, the Board of the funds without shareholder approval may amend the Plan or may waive any default by the Tax-Efficient Growth Fund or the Tax-Efficient Multi-Cap Growth Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Tax-Efficient Growth Fund or the Tax-Efficient Multi-Cap Growth Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Tax-Efficient Growth Fund by action of the Board of the funds. The Board of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before November 30, 2009.

FINANCIAL STATEMENTS

The financial statements in the funds` shareholder reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown in the following tables. This information is contained in the July 1, 2009 prospectuses and the February 28, 2009 annual report for both the Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Table 2  Financial Highlights
	Year ended February 28
Tax-Efficient Growth Fund	2005 a	2006a	2007 a	2008 ab	2009 a

Net asset value,beginning of period	$9.62	$9.52	$10.16	$10.73	$10.05
Income From Investment Operations
Net investment income	0.05	0.02	0.02	0.04	0.02
Net gains or losses onsecurities (both realizedand unrealized)	(0.10)	0.64	0.57	(0.67)	(4.24)
Total from investment operations	(0.05)	0.66	0.59	(0.63)	(4.22)
Less Distributions
Dividends (from netinvestment income)	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)
Net asset value,end of period	$9.52	$10.16	$10.73	$10.05	$5.81
Total returnc	(0.53)%	6.93%	5.81%	(5.92)%	(42.01)%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$74,016	$69,358	$62,048	$58,127	$28,189
Ratio of expenses toaverage net assets	1.01%	1.03%	1.04%	1.07%	1.25%
Ratio of net income toaverage net assets	0.54%d	0.18%	0.22%	0.38%	0.25%
Portfolio turnover rate	14.9%	15.7%	14.7%	30.3%	57.0%

aPer share amounts calculated using average shares outstanding method.

bYear ended February 29.

cTotal return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

dIncludes the effect of a one-time special dividend (0.44% of average net assets) that is not expected to recur.

Table 3  Financial Highlights
	Year ended February 28
Tax-Efficient Multi-Cap Growth Fund	2005 a	2006a	2007 a	2008 ab	2009 a

Net asset value,beginning of period	$9.88	$10.43	$11.81	$12.52	$12.53
Income From Investment Operations
Net investment income	(0.07)c	(0.06)c	(0.06)c	(0.05)c	(0.03)c
Net gains or losses onsecurities (both realizedand unrealized)	0.62	1.44	0.77	0.06d	(5.49)
Total from investment operations	0.55	1.38	0.71	0.01	(5.52)
Less Distributions
Dividends (from netinvestment income)	—	—	—	—	—
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value,end of period	$10.43	$11.81	$12.52	$12.53	$7.01
Total returne	5.57%c	13.23%c	6.01%c	0.08%c	(44.05)%c
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$31,246	$35,618	$37,146	$39,992	$22,309
Ratio of expenses toaverage net assets	1.25%c	1.25%c	1.25%c	1.25%c	1.25%c
Ratio of net income toaverage net assets	(0.75)%c	(0.52)%c	(0.52)%c	(0.38)%c	(0.29)%c
Portfolio turnover rate	7.8%	19.6%	16.7%	21.3%	35.5%

aPer share amounts calculated using average shares outstanding method.

bYear ended February 29.

cExcludes expenses in excess of a 1.25% contractual expense limitation in effect through June 30, 2010.

dThe amount presented is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

eTotal return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES,
AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectus.

What are the funds` investment objectives and policies?

In seeking to achieve their respective investment objectives, the funds are guided by investment policies and restrictions, which are similar in many respects and should be considered by the shareholders of the Tax-Efficient Growth Fund. Unless otherwise specified, the investment policies and restrictions of the Tax-Efficient Multi-Cap Growth Fund and the Tax-Efficient Growth Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund`s outstanding shares.

Tax-Efficient Growth Fund. The Tax-Efficient Growth Fund seeks to provide long-term capital growth on an after-tax basis.

The fund invests in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration.

In pursuing its investment objective, the fund has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund`s goal of minimizing taxable distributions, the fund will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when management believes the risk of holding a security outweighs tax considerations or to meet redemption orders. When gains are taken, the fund will attempt to offset them with losses from other securities.

While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

Tax-Efficient Multi-Cap Growth Fund. The Tax-Efficient Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

The fund invests primarily in stocks of mid- and small-cap companies but has the flexibility to purchase some larger companies. The fund defines mid-cap companies as those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index at the time of purchase. The market capitalization range for the Russell Midcap Growth Index was $45 million to $13 billion as of February 28, 2009. The market capitalization of the companies in the fund`s portfolio and the Russell Midcap Growth Index will change over time, and the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization grows or falls outside of the index`s range. The fund expects to invest a significant portion of its assets in technology companies.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration. Most holdings in the fund are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund`s goal of minimizing taxable distributions, the fund will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when management believes the risk of holding a security outweighs tax considerations or to meet redemption orders. When gains are taken, the fund will attempt to offset them with losses from other securities.

While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

What are the funds` investment restrictions?

The investment restrictions of both funds are the same.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each fund performed?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) account or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

Table 4  Average Annual Total Returns  (Continued)
	Periods ended December 31, 2008
	1 year	5 years	Since inception (7/30/99)
Tax-Efficient Growth Fund
Returns before taxes	-42.00%	-6.76%	-4.17%
Returns after taxes on distributions	-42.02	-6.80	-4.19
Returns after taxes on distributions and sale of fund shares	-27.26	-5.60	-3.43
S&P 500 Index	-37.00	-2.19	-2.35
Lipper Large-Cap Growth Funds Index	-41.39	-3.99	-5.87
	1 year	5 years	Since inception(12/29/00)
Tax-Efficient Multi-Cap Growth Fund
Returns before taxes	-43.45	-3.66	-2.96
Returns after taxes on distributions	-43.45	-3.66	-2.96
Returns after taxes on distributions and sale of fund shares	-28.24	-3.07	-2.48
Russell Midcap Growth Index	-44.32	-2.33	-3.77
Lipper Mid-Cap Growth Funds Index	-44.04	-1.18	-4.01

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

S&P 500 Index tracks the stocks of 500 U.S. companies.

Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Who are the principal holders of each fund`s shares?

Table 5 sets forth the persons, if any, owning more than 5% of each fund`s outstanding common stock as of April 30, 2009.

Table 5  Record/Beneficial Ownership of the Funds` Shares (Continued)
Fund	Shareholder	# of Shares	%
Tax-Efficient Growth	None	—	—
Tax-Efficient Multi-Cap Growth	None	—	—

As of March 31, 2009, the executive officers and directors of the Tax-Efficient Multi-Cap Growth Fund, as a group, beneficially owned, directly or indirectly, 145,520 shares, representing 4.54% of its outstanding shares.

Who are the funds` transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds` domestic securities and JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, is the custodian for the funds` foreign securities.

Management Discussion of Acquiring Fund (As of February 28, 2009)

The Acquiring Fund`s annual shareholder report contained a review and analysis of the Tax-Efficient Multi-Cap Growth Fund for the period ending February 28, 2009. The views and opinions in the report were current as of February 28, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund`s future investment intent. The letter to shareholders from the chairman of the Acquiring Fund`s investment advisory committee, dated March 13, 2009, is set forth below:

Reflecting the extraordinary global economic slowdown, equities of all styles and capitalization ranges fell sharply over the 12 months ended February 28, 2009. As it required several years for many of the systemic financial excesses to reach unsustainable levels, there are no quick or painless solutions to the current conundrum. In fact, some of

Management Discussion (continued)

the actions taken by government policymakers and corporate managements to remedy the situation may serve to prolong the pain or make matters worse.

In this environment, virtually every equity category was punished severely. Large-caps outperformed small- and mid-cap stocks, and growth shares outperformed value across all capitalization ranges. Investment-grade municipal bonds produced good returns in the one year period ended February 28. In the last six months, short- and intermediate-term securities produced moderate gains, but long-term issues generally declined. Although losses over the 12-month period were substantial, the Tax-Efficient Multi-Cap Growth Fund performed in line with its Lipper index.

The speed and severity of the economic and market downturns over the past several months have surprised us. As fellow shareholders, we understand that the losses have been extremely painful. Frankly, it has been striking to watch investor sentiment go from extremely aggressive to extremely risk averse over the last 18 months. To be more specific, many investors eagerly participated in an intense, momentum-driven market in which valuations and risk did not seem to matter. Many of these same investors also competed to lend—for next to nothing—to heavily indebted government entities with growing obligations and widening revenue shortfalls.

The phenomenon of "rolling bubbles" over the last 15 years has led many to view the capital markets as the world`s biggest casino. While the speculative excesses have contributed significantly to the current downturn, we believe this behavior may prove advantageous to those long-term investors who remain disciplined and sober during times of stress. Nevertheless, adherence to a sound investment strategy is not easy. The experience of the last six months has been so traumatic that instead of the traditional flight to high-quality and conservative companies that frequently occurs during challenging periods, it appears that many investors have abandoned the equity asset class altogether—a decision that could be extremely detrimental, depending on one`s longer-term financial needs or liabilities. Moreover, inflation is expected to reappear as a major concern once the economy stabilizes, and equities have historically proven to be the most effective asset class to mitigate long-term inflationary pressures.

In our opinion, the current conditions offer a favorable risk/reward trade-off for long-term investors. In periods when fear rules the marketplace and many investors find it difficult to act rationally, we believe that the patient, disciplined execution of a sound investment strategy will lead to long-term investment success.

Management Discussion (continued)

Market Environment

The U.S. economy is in the midst of a painful and prolonged recession that officially began in December 2007. Consumer spending, stock prices, and home values have declined; national unemployment has crept over 8%; and shaky financial institutions have raised capital and curtailed spending in order to survive. The Federal Reserve and Treasury Department have attempted to lessen the damage to the economy and the financial markets by taking some extraordinary actions. These have included slashing short-term interest rates to all-time lows, creating extraordinary credit facilities, and committing hundreds of billions of taxpayer dollars to several major financial institutions to prevent collapse. Although their short-term effectiveness has yet to be fully determined, these measures will ultimately give rise to significant inflationary pressures once the economy stabilizes and improves.

Over the past year, U.S. stocks have plunged in what has been one of the most challenging periods since the Great Depression. The latter half of our reporting period, in particular, was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and excessive speculation.

In the last six months, U.S. Treasury yields fell sharply across all maturities as the Federal Reserve reduced the fed funds target rate to an all-time low range of 0.00% to 0.25% by the end of 2008. Short- and intermediate-term municipal bond yields also declined significantly. Long-term municipal bond yields remained relatively high, however, as deleveraging and forced selling contributed to a material supply/demand imbalance that has impacted the long end of the municipal yield curve.

Amid the carnage, large-cap equities fared better than their mid- and small-cap counterparts, but still posted substantial declines. The large cap Russell 1000 Index fell 43.62% over the 12 months ended February 28, 2009, with growth shares significantly outperforming value. The Russell Midcap Index returned -46.56% overall, with a -45.81% return in the Russell Midcap Growth Index outpacing the -47.66% return in the Russell Midcap Value Index. Among small-caps, the Russell 2000 Index posted a 12-month return of -42.38%. Growth shares outperformed value stocks in the small-cap universe also.

For the five-year period, equities have performed markedly better. The Russell 1000 Index had a -6.38% annualized return, with growth stocks maintaining a slight performance edge over value stocks. Mid-caps outperformed large-caps overall as the Russell Midcap Index posted a -5.21% annualized return. Value stocks outperformed growth

Management Discussion (continued)

over the period, but the difference is much smaller than it was in previous five year periods as growth stock relative performance has improved. In the small-cap universe, the Russell 2000 declined 6.68% (on an annualized basis) over the past five years, with value outperforming growth over the period. Growth stocks appear to be closing the long-term performance gap, and the process of mean reversion appears to be continuing after value`s strong multiyear outperformance run.

Despite the poor recent performance of equities, we believe the current risk-averse environment is one in which our growth-oriented strategies can potentially outperform similar mandates. Although the fund`s loss was painful, we believe our bias toward high-quality companies—those with solid business models, strong managements, and favorable long-term prospects—helped us avoid even larger losses.

Investment Philosophy

We would like to welcome our new shareholders and thank our long term investors for their continued support. Before we discuss the specific management and performance of the fund, please allow us to summarize a few of the basic principles that guide our approach to managing the fund.

The fund`s overall investment philosophy remains consistent regardless of market conditions. Rather than attempting to time the market`s short-term relative performance cycles, our long-term investment approach seeks to invest in high-quality businesses selling at attractive valuations. Although relative performance can be bumpy at times, we believe that this steady approach never goes out of style and can add value over longer time periods. Through a full capital market cycle, our goal is to generate performance that will be very competitive on a pretax basis and superior on an after-tax basis.

The fund invests in stocks of companies that have strong growth prospects and are market leaders within their niches. The fund emphasizes small- and mid-cap growth companies.

Our objective is to produce the best after-tax returns. To minimize taxable capital gain distributions, we plan on owning our companies for the long haul, focusing on those with strong, sustainable market positions and high returns on capital. Several studies have shown that there can be a substantial difference between pretax and after-tax returns over longer periods of time.

Management Discussion (continued)

We typically maintain a low cash position and stay almost fully invested because we believe successful market timing is virtually impossible. Attempts to sell at the peak and buy at the bottom require an investor to make the right timing decision twice—a difficult task in any environment, but particularly so in today`s volatile marketplace.

Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

We purchase stocks that meet our criteria, knowing that time and patience may be required for some of these investments to bear fruit. As a result, the fund`s short-term performance will frequently deviate, both positively and negatively, from that of competing funds focused on pretax returns.

We prefer to let our winners run. As a result, we try not to realize capital gains unless a company`s long-term outlook has deteriorated materially. As appropriate, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

Fund Characteristics

The Tax-Efficient Multi-Cap Growth Fund has comparable characteristics to those of the Russell Midcap Growth Index. For example, the fund`s projected and historical earnings growth rate and ROE are roughly similar to those of the index. The fund`s 13.6 forward P/E ratio exceeded the benchmark`s 12.7 P/E as of February 28, 2009, while its $4.7 billion investment-weighted median market capitalization was modestly higher than that of the benchmark at the end of our reporting period.

Unlike most small- and mid-cap portfolios, however, the Tax-Efficient Multi-Cap Growth Fund is managed to be tax-efficient. A distinctive feature of the fund is that we typically do not sell successful investments solely because their market capitalizations exceed the upper boundary of the mid-cap universe. As many of the fund`s holdings grow and increase their market capitalization over time, we will maintain our mid-cap orientation by directing new purchases to companies in smaller capitalization ranges. Broad diversification is also a hallmark of this fund, reflecting the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate may be expected. At the end of our reporting period, the fund was well diversified across approximately 260 companies. We will

Management Discussion (continued)

eliminate holdings in companies that falter and reinvest the proceeds into companies that we believe possess more attractive long-term prospects.

Tax-Efficiency Ratio

Clearly, 2008 will be a memorable year. Not only did markets crash, but many investors were hit with sizable capital gain distributions. Effective asset location is an extremely important consideration—one that many investors may not be able to manage appropriately. Although a full explanation is beyond the scope of this letter, it can be summarized in a simple rule: Investors, particularly those in the highest tax brackets, should hold taxable fixed-income and equity assets that are not tax-efficient in tax-deferred vehicles such as 401(k) plans and IRAs.

The fund`s tax-efficiency ratio is calculated by dividing the fund`s after-tax return by its pretax return for the period from its inception through February 28, 2009. The 100% tax-efficiency ratio of the Tax-Efficient Multi-Cap Growth Fund indicates that this fund has made no taxable dividend or capital gain distributions since inception. Given the fund`s high tax efficiency, the performance of the fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

Tax Loss Carryforward

The value of the fund`s tax capital loss carryforward (as a percentage of net assets) that accumulated through the end of the fiscal year was 21.5%. We can use this loss in the future to offset capital gains that the fund may realize so they are not passed on to shareholders.

Portfolio Turnover

Portfolio turnover rates are illustrative of our focus on longer-term fundamentals. Our trading levels are substantially below comparable funds that focus on pretax returns. For example, the Tax-Efficient Multi-Cap Growth Fund had a portfolio turnover rate of 21.3% for the fiscal year ending February 29, 2008, versus 127.9% for other funds in its Morningstar category with fiscal years ending in 2008 (as measured by Morningstar Direct). Given current market conditions, most selling activity in the fund consists of recognizing losses. Therefore, it is not unusual for turnover to increase during periods of large negative returns.

Portfolio Actions

Companies in the industrials and business services sector have been hit particularly hard by the global economic downturn. Continuing a theme from the first half of the reporting period, we took advantage of share price weakness among these firms to establish positions in some high-quality companies operating in segments that should benefit from

Management Discussion (continued)

an eventual economic recovery. In the Tax-Efficient Multi-Cap Growth Fund, we added to an existing position in payroll services provider Paychex and established positions in industrial equipment maker Flowserve and Copart, which provides salvage services to insurance companies.

In keeping with our overall approach, we tend to favor companies with excellent long-term business models, strong cash flow, and superior management teams. We established positions in Advance Auto Parts, an automobile parts retailer catering to the do-it-yourself mechanic, and paint manufacturer and retailer Sherwin-Williams.

We established a position in Humana, which provides health and benefit plans for governments, private employers, and individuals.

Although shares in energy firms have fallen sharply since mid-2008, we are maintaining our exposure to this sector due to the potential for increased inflationary pressures resulting from the massive government fiscal and monetary stimulus programs to address the current economic challenges. In the Tax-Efficient Multi-Cap Growth Fund, we initiated a position in Peabody Energy, a leading coal company. As many of our longer-term investors are aware, we prefer to invest in differentiated energy companies rather than those that are more dependent on commodity prices.

Performance Comparison

The Tax-Efficient Multi-Cap Growth Fund registered a steep loss in the second half of our fiscal year but outperformed the benchmark Russell Midcap Growth Index while performing in line with the Lipper Mid-Cap Growth Funds Index. For the 12 months ended February 28, 2009, the fund declined 44.05%, with most of the loss coming during the last six months. The fund outperformed the Russell index and was in line with the Lipper index.

Performance Comparison
Periods Ended 2/28/09	6 Months	12 Months
Tax-Efficient Multi-Cap Growth Fund*	-43.83%	-44.05%
Russell Midcap Growth Index	-45.70	-45.81
Lipper Mid-Cap Growth Funds Index	-44.18	-44.80
* The performance information shown does not reflect the deduction of a 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.

Stock selection in the energy sector detracted from overall returns, particularly in our oil and gas holdings. An overweight position in the energy equipment and services industry, especially Weatherford International, also detracted from returns. Stock selection in the

Management Discussion (continued)

consumer discretionary sector hindered performance. The share price of Marriott—a long-term fund holding—fell during the period as the dim economic environment weighed on consumer spending. However, this position is illustrative of our overall investment approach. Despite the short-term share price fluctuations, we still believe that Marriott is a solid long-term investment. It is a well-managed company with a strong industry position, sustainable competitive advantages, and an attractive business model that should weather the current downturn and participate in an eventual market recovery.

Stock selection in industrials and business services was the primary contributor to fund performance relative to the benchmark Russell index over the past 12 months, led by our holdings in the commercial services and supplies and the machinery industries. Within the commercial services and supplies industry, medical waste management firm Stericycle was among the strongest contributors. An overweight position in the health care sector also helped performance, with the biotechnology industry especially beneficial to performance within the sector. Strong relative performers in this industry were holdings in biotechnology firms Gilead Sciences and Myriad Genetics. Our goal is to stay well diversified in the biotech industry to reduce our exposure to potential risks.

During the year, the fund had modest overweight positions in the health care, telecommunication services, materials, and consumer staples sectors relative to other mid-cap growth portfolios. We were slightly underweight in the consumer discretionary and information technology sectors. Versus the Russell Midcap Growth Index, the fund had substantial overweight positions in the health care and consumer staples sectors, with a smaller overweight in telecommunication services. Our largest underweights versus the Russell index were in the consumer discretionary and industrials and business services sectors. We continued to have no positions in the utilities sector as companies with strong growth prospects and attractive returns on equity are rarely found in this sector.

Outlook

The painful unwinding of years of speculation and financial excess is likely to continue for several years. As this process unfolds, investors will probably remain risk averse. Nevertheless, attempting to accurately forecast the direction of the economy and capital markets is a losing proposition. Fortunately, our long-term investment approach emphasizes—and, we believe, rewards—patience. When fear and pessimism recede from the marketplace, investors will once again be willing to accept risks in pursuit of potentially higher reward asset classes. Given our equity portfolios` bias toward quality companies, we believe the funds will be well positioned for that change in sentiment.

Management Discussion (continued)

As our longer-term investors know, we do not attempt to time the markets. We retain our belief in the long-term viability of the economy and the dynamic growth companies that form the bedrock of that economy. We remain committed to finding, buying, and holding attractively valued, high-quality growth companies with good business models, strong managements, and favorable long-term prospects, and we will continue to seek strong long-term after-tax returns while attempting to maintain a high degree of tax efficiency.

(End of February 28, 2009 Management Discussion)

FURTHER INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Board of the Tax-Efficient Growth Fund has asked that you vote on the matters listed in the notice of special meeting of shareholders. The votes will be formally counted at the special meeting on Friday, August 21, 2009, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on June 22, 2009 (record date), are notified of the meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund they held as of June 22, 2009. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 2, 2009. In some cases, the fund may mail only one copy of this Proxy Statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact us at
1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a meeting for the fund, one-third of the fund`s shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the corporation`s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR ALL proposals.

Abstentions and "broker nonvotes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund`s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the IRA custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the fund required to hold annual meetings?

Under Maryland law, the fund is not required to hold an annual meeting. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding an annual meeting, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940 Act unless the Board determines otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by the fund`s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the fund begins to print and mail its proxy materials.

How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Broadridge Financial Solutions, who the fund has retained to tabulate the votes at an estimated cost of $20,000, to be borne by T. Rowe Price and not the fund. In addition, the fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders` identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the fund, or T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders` instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposal, the fund has retained the services of Georgeson Inc. to assist in soliciting proxies at an estimated cost of $6,000, to be borne by T. Rowe Price and not the fund. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the funds will be borne by T. Rowe Price. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Tax-Efficient Multi-Cap Growth Fund are being passed upon by Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made this 23rd day of June 2009, by and between (i) T. Rowe Price Tax-Efficient Funds, Inc., a corporation organized and existing under the laws of Maryland, on behalf of its separately designated series, the T. Rowe Price Multi-Cap Growth Fund (the "Acquiring Fund"), and (ii) T. Rowe Price Tax-Efficient Funds, Inc., on behalf of its separately designated series, the T. Rowe Price Tax-Efficient Growth Fund (the "Acquired Fund").

W I T N E S S E T H:

The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940, as amended (1940 Act) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.0001 per share, of the Acquiring Fund (the Acquiring Fund Shares) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code).

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.Assets to be Transferred

A.Reorganization. Prior to the close of regular trading on the New York Stock Exchange (the Exchange) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C., shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund`s U.S. assets (the Custodian), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (the Foreign Custodian), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the Valuation Date (hereinafter defined).

B.Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date. The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund`s current prospectus and statement of additional information under the Securities Act of 1933, as amended (the 1933 Act) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund`s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C.Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement, other than costs and expenses to be paid for by T. Rowe Price Associates, Inc. ("T. Rowe Price").

2.Definitions

A.Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the Closing) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 10 a.m., eastern time, on August 31, 2009, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted or suspended, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

B.Valuation Date. The business day immediately preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C.Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the Delivery Date), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3.Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers` confirmation slips.

4.Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund`s transfer agent (the Acquired Fund Record Holders) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5.Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund`s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund`s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold or that the Acquiring Fund reasonably determines that it is in the best interests of its shareholders not to hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to take any action that is inconsistent with paragraph 8.M. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the Securities List), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund`s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6.Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund`s expenses in connection with the carrying-out of this Agreement.

7.Legal Opinions.

A.Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B.Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8.Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of February 28, 2009, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with U.S. generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B.that the Acquired Fund will furnish to the Acquiring Fund a schedule of portfolio investments (or a statement of net assets or a statement of assets and liabilities in lieu of a schedule of portfolio investments) of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on May 31, 2009;

C.that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

D.that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been declared advisable and authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquired Fund duly called and held on April 22, 2009, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E.that from the date of this Agreement through the Closing Date, there shall not have been:

(1)any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2)any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3)issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4)any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5)any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6)any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F.that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G.that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H.that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I.that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the Commission) thereunder;

J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the 1934 Act) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K.that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L.that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M.that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9.Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of February 28, 2009, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with U.S. generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B.that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

C.that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on April 22, 2009, and that approval by the Acquiring Fund`s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D.that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A.;

E.that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F.that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

G.that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

H.that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund`s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I.that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

J.that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K.that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L.the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.Certain Conditions.

Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A.Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired and Acquiring Funds will cooperate in preparing and filing preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B.Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C.Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D.Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles of dissolution, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E.Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carryforwards), if any, for all taxable periods of the Acquired Fund which are required to be distributed to ensure continued qualification of the Acquired Fund as a regulated investment company for federal income tax purposes and to eliminate federal income or excise tax applicable to regulated investment companies.

F.State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G.Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H.Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11.Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to the Acquiring Fund or Acquired Fund:

David Oestreicher, Esquire
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Fax Number (410) 345-6575

with a copy to:

Joel H. Goldberg, Esquire
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Fax Number (212) 728-9289

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.Termination.

A.This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before November 30, 2009.

B.In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, this Agreement shall become void and neither party (nor its officers or directors) shall have any liability or obligation to the other.

13.Exhibits. All Exhibits shall be considered as part of this Agreement.

14.Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15.Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16.Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.Liability.

A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE TAX-EFFICIENT FUNDS, INC., on behalf of the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
________________________ Patricia B. Lippert	By: ______________________ (SEAL) Donald J. Peters Title: President

WITNESS:	T. ROWE PRICE TAX-EFFICIENT FUNDS, INC., on behalf of the T. Rowe Price Tax-Efficient Growth Fund
_______________________ Patricia B. Lippert	By: _____________________ (SEAL) David Oestreicher Title: Vice President